Exhibit 99.2
INVESTOR PRESENTATION JULY 2022 Alerus

1 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act of 1995 .. Forward - looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation .. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward - looking nature .. Examples of forward - looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long - term performance goals and the future plans and prospects of Alerus Financial Corporation .. Forward - looking statements are neither historical facts nor assurances of future performance .. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions .. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control .. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements .. Therefore, you should not rely on any of these forward - looking statements .. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following : the negative effects of the ongoing COVID - 19 pandemic, including its effects on the economic environment, our clients and our operations including due to supply chain disruptions, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic ; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses ; new or revised accounting standards, including as a result of the future implementation of the new Current Expected Credit Loss Standard ; business and economic conditions generally and in the financial services industry, nationally and within our market areas , including rising rates of inflation ; the overall health of the local and national real estate market ; concentrations within our loan portfolio ; the level of nonperforming assets on our balance sheet ; our ability to implement our organic and acquisition growth strategies ; the impact of economic or market conditions on our fee - based services ; our ability to continue to grow our retirement and benefit services business ; our ability to continue to originate a sufficient volume of residential mortgages ; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity related incidents ; interruptions involving our information technology and telecommunications systems or third - party servicers ; potential losses incurred in connection with mortgage loan repurchases ; the composition of our executive management team and our ability to attract and retain key personnel ; rapid technological change in the financial services industry ; increased competition in the financial services industry , from non - banks such as credit unions and other Fintech companies ; our ability to successfully manage liquidity risk , especially in light of recent excess liquidity at the Bank ; the effectiveness of our risk management framework ; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject ; potential impairment to the goodwill we recorded in connection with our past acquisitions ; the extensive regulatory framework that applies to us ; the impact of recent and future legislative and regulatory changes ; interest rate risks associated with our business , including the effects of anticipated rate increases by the Federal Reserve ; fluctuations in the values of the securities held in our securities portfolio ; governmental monetary, trade and fiscal policies ; severe weather, natural disasters, widespread disease or pandemics, such as the COVID - 19 global pandemic, acts of war or terrorism , including the Russian invasion of Ukraine, or other adverse external events ; any material weaknesses in our internal control over financial reporting ; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative rates ; changes to U .. S .. or state tax laws, regulations and guidance, including recent proposals to increase the federal corporate tax rate ; the impact of inflation and recent and anticipated interest rate increases ; talent and labor shortages and employee turnover ; possible federal mask and vaccine mandates ; our success at managing the risks involved in the foregoing items ; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission .. Any forward - looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made .. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise .. Non - GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U .. S .. Generally Accepted Accounting Principles, or GAAP .. Management uses certain non - GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non - GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation .. This presentation includes a reconciliation of each non - GAAP financial measure to the most comparable GAAP equivalent .. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof .. Certain of the information contained herein may be derived from information provided by industry sources .. We believe that such information is accurate and that the sources from which it has been obtained are reliable .. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information .. DISCLAIMERS

2 FOR THE TWELVE MONTHS ENDED JUNE 30 , 2022 Noninterest income: $128.5 million Net interest income: $88.4 million $27.8 $31.9 $34.2 $36.7 $31.7 2018 2019 2020 2021 Q2 2022 OUR MISSION ▪ To positively impact our clients’ financial potential - through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 6/30/2022. DIVERSIFIED REVENUE STREAM ASSET GROWTH (IN BILLIONS) Banking Assets Retirement and Benefits AUA/AUM Wealth Management AUA/AUM $2.6 $3.1 $3.3 $4.0 $4.1 2018 2019 2020 2021 Q2 2022 NONINTEREST INCOME AS A % OF REVENUE: 59.3% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.3 billion Banking assets ▪ $31.7 billion Retirement and Benefits AUA/AUM ▪ $4.1 billion Wealth Management AUA/AUM ▪ $269.4 million in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefits ▪ Wealth Management ▪ Mortgage $2.2 $2.4 $3.0 $3.4 $3.3 2018 2019 2020 2021 Q2 2022 Retirement and Benefit Revenue 32.5% Wealth Management Revenue 10.1% Mortgage Revenue 13.9% Banking Fees 2.8% Net Interest Income 40.7%

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 06/30/2022. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration and recordkeeping • Retirement plan investment advisory • Health and welfare administration BUSINESS BANKING • Commercial and commercial real estate lending • Small business lending • Treasury management • Deposit services CONSUMER BANKING • Private banking • Deposit products and services • Consumer lending MORTGAGE RETIREMENT AND BENEFITS 33% of Revenue 14% of Revenue 10% of Revenue 43% of Revenue

4 FRANCHISE FOOTPRINT FULL - SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full - service banking offices ▪ Grand Forks, ND: 4 full - service banking offices ▪ Fargo, ND: 3 full - service banking offices ▪ Twin Cities, MN: 6 full - service banking offices ▪ Phoenix, AZ: 3 full - service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 38,600 consumer clients ▪ 15,200 commercial clients ▪ 8,000 employer - sponsored retirement plans Data as of 06/30/2022. ▪ 381,200 employer - sponsored retirement plan participants ▪ 68,600 health savings account participants ▪ 59,300 flexible spending account/health reimbursement arrangement participants

5 STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION DEPOSITS ($2,620) LOANS ($1,890) (1) ARB ASSETS UNDER ADMIN/MGMT. ($31,749) WM ASSETS UNDER ADMIN/MGMT. ($4,148) MORTGAGE ORIGINATIONS ($269) ($ IN MILLIONS) Data as of 06/30/2022. 1 - Loans in our national market are participant loans not sourced directly through advisors located in one of our geographical m a rkets. LEGEND 36.1% 53.5% 7.7% 2.7% 42.5% 29.9% 4.2% 23.4% 4.6% 91.9% 3.5% 55.5% 29.9% 1.9% 12.7% 8.9% 13.5% 0.1% 77.5%

6 ONE ALERUS REINVENTION OF PROCESSES We have aligned processes, policies, and procedures throughout all departments to enhance the client experience and improve our Company's efficiency Our expectation is this initiative will continue to improve our scalability and operating costs TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH Deposits sourced from our retirement and benefits division totaled $586.8 million as of June 30, 2022 Cumulative rollovers have added $1.1 billion of assets under management 1 - 4 Family 1 st Liens totaled $534.7 million in the second quarter TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines These investments allow for digital and proactive engagement with clients DIVERSIFIED SERVICES We offer comprehensive product and service packages to our clients including banking, mortgage, wealth management, and retirement and benefits ONE ALERUS STRATEGY One Alerus enables us to bring our product and service offerings to clients in a cohesive and seamless manner. We believe the One Alerus initiative will enable us to achieve future organic growth by leveraging our existing client base and help us continue to provide strong returns to our stockholders ONE ALERUS

7 EXPANDED TO COLORADO Acquired Retirement Planning Services, Inc. (Littleton, CO) To supplement our strong organic growth, we have executed 25 acquisitions throughout the history of our company across all business lines: STRATEGIC GROWTH 2000 2002 2003 2006 2007 2019 2009 2016 2015 2014 2013 2012 2011 REBRANDED TO ALERUS Acquired a branch from BNC National Bank (Fargo, ND) Acquired Pension Solutions, Inc. (St. Paul, MN) The catalyst to the Retirement Division OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES) Acquired Stanton Trust Company (Minneapolis, MN) EXPANDED TO MINNESOTA MARKET OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN) Acquired Acclaim Benefits, Inc. (Minneapolis, MN) Acquired Stanton Investment Advisors (Minneapolis, MN) EXPANDED TO ARIZONA MARKET OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ) Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN) Acquired Prosperan Bank (Twin Cities, MN) Acquired deposits from BankFirst (Minneapolis, MN) Acquired Residential Mortgage Group (Minnetonka, MN) Acquired selected loans and deposits (in MN) and a branch (in AZ) from BN C National Bank EXPANDED TO MICHIGAN Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI) Acquired Tegrit Administrators, LLC EXPANDED TO NEW HAMPSHIRE Acquired Private Bank Minnesota (Minneapolis, MN) Acquired Retirement Alliance, Inc. (Manchester, NH) Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN) Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN) Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN) COMPLETED INITIAL PUBLIC OFFERING (IPO) 2017 LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN 2020 2022 Acquired Metro Phoenix Bank (Phoenix, AZ)

8 ▪ Diversified client base consists of 38,600 consumers clients, 15,200 commercial clients and over 381,200 employer - sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift - out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast - follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

9 DAN COUGHLIN Since 2016 Chairman, Alerus Financial Corp. Former MD & Co - Head – Fin’l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett MARY ZIMMER Since 2021 Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt. JANET ESTEP Since 2021 Former President and CEO, Nacha Former EVP, US Bank Transaction Division Former VP, Pace Analytical Services RANDY NEWMAN Since 1987 Former President and CEO, Alerus OFFICERS AND DIRECTORS MICHAEL MATHEWS Since 2019 CIO, Deluxe Corporation Former SVP – Technology and Enterprise Programs, UnitedHealth Group JON HENDRY Executive Vice President and Chief Technology Officer 38 years with Alerus KARIN TAYLOR Executive Vice President and Chief Risk Officer 4 years with Alerus KEVIN LEMKE Since 1994 President Virtual Systems, Inc. GALEN VETTER Since 2013 Former Global CFO, Franklin Templeton Investments; Former Partner - in - Charge, Upper Midwest Region, RSM JILL SCHURTZ Since 2021 CEO and CIO, St. Paul Teacher's Retirement Fund Association Former CEO and COO, Robeco - Sage Mgmt. SENIOR EXECUTIVE TEAM BOARD OF DIRECTORS KATIE LORENSON Director, President and Chief Executive Officer 5 years with Alerus AL VILLALON Executive Vice President and Chief Financial Officer Joined Alerus in 2022 JIM COLLINS Executive Vice President and Chief Banking and Revenue Officer Joined Alerus in 2022 MISSY KENEY Executive Vice President and Chief Engagement Officer 17 years with Alerus ANN MCCONN Executive Vice President and Chief Shared Services Officer 20 years with Alerus

10 SECOND QUARTER HIGHLIGHTS

11 ▪ Reported net income of $9.3 million in the second quarter of 2022, or $0.52 per diluted common share. ▪ Net interest income increased $1.1 million primarily driven by an increase in net interest margin, due to an increase in earning asset yields and a change in balance sheet mix. ▪ Net interest margin increased 15 bps due to an increase in earnings asset yield of 19 bps, primarily the result of a 28 bps increase in investment securities yield and 4% loan growth in average loans. ▪ Loans HFI, excluding PPP, increased $78.4 million from the prior quarter end due to organic loan growth and increased 1 - 4 family 1 st liens. ▪ Maintained exceptional credit quality. No additional provision expense recorded for the quarter. Allowance for loan losses to non - performing loans was 718%. ▪ Wealth management increased $222 thousand primarily due to seasonal increases in insurance related income. ▪ Named Star Tribune’s 2022 Top Workplace. ▪ Announced Jim Collins, a banking industry veteran with over 30 years of leadership experience in the Twin Cities banking market, as Chief Banking and Revenue Officer effective May 31, 2022. SUCCESS IS NEVER FINAL Q2 2022 SUMMARY

12 INCOME STATEMENT Q2 2022 FINANCIAL HIGHLIGHTS 1 – Represents a non - GAAP Financial measure. See “Non - GAAP Disclosure Reconciliation.” (dollars and shares in thousands, except per share data) Net Interest Income $ 22,776 $ 21,673 $ 21,140 $ 44,449 $ 43,178 Provision for Loan Losses — — — — — Net Interest Income After Provision for Loan Losses 22,776 21,673 21,140 44,449 43,178 Noninterest Income 29,226 29,470 36,748 58,696 77,629 Noninterest Expense 39,984 38,071 42,550 78,055 85,592 Income Before Income Taxes 12,018 13,072 15,338 25,090 35,215 Income Tax Expense 2,725 2,888 3,644 5,613 8,306 Net Income $ 9,293 $ 10,184 $ 11,694 $ 19,477 $ 26,909 Per Common Share Data Earnings Per Common Share - Diluted $ 0.52 $ 0.57 $ 0.66 $ 1.10 $ 1.52 Diluted Average Common Shares Outstanding 17,532 17,500 17,497 17,517 17,482 Performance Ratios Return on Average Total Assets 1.14% 1.26% 1.50% 1.20% 1.76 % Return on Average Tangible Common Equity (1) 15.25% 14.72% 17.36% 14.97% 20.15 % Noninterest Income as a % of Revenue 56.20% 57.62% 63.48% 56.91% 64.26 % Net Interest Margin (Tax-Equivalent) 2.98% 2.83% 2.88% 2.91% 3.00 % Efficiency Ratio (1) 74.72% 72.25% 71.46% 73.50% 68.84 % June 30, 2022 June 30, 2021 Three months ended Year ended 2022 June 30, March 31, 2022 June 30, 2021

13 PERFORMANCE RATIOS 1 – Represents a non - GAAP Financial measure. See “Non - GAAP Disclosure Reconciliation.” 2 – Rates have been annualized. 1.50% 1.26% 1.14% Q2 2021 Q1 2022 Q2 2022 Return on Average Assets (2) 17.36% 14.72% 15.25% Q2 2021 Q1 2022 Q2 2022 Return on Average Tangible Common Equity (1)/(2) $16.89 $16.07 $14.93 Q2 2021 Q1 2022 Q2 2022 Tangible Book Value per Share (1)

14 KEY BALANCE SHEET ITEMS DOLLARS IN MILLIONS $1,657.3 $1,748.1 $1,828.1 $230.7 $20.1 $10.5 $1,888.0 $1,768.2 $1,838.6 Q2 2021 Q1 2022 Q2 2022 Average Loans Core Loans PPP Loans $1,921.5 $1,985.4 $1,957.1 $755.8 $831.4 $783.4 $2,677.3 $2,816.8 $2,740.5 Q2 2021 Q1 2022 Q2 2022 Average Deposits Interest-Bearing Deposits Non-Interest Bearing Deposits Core 4.6% Linked Quarter Loans 10.3% Year-over-year Average (2.7)% Linked Quarter Deposits 2.4% Year-over-year

15 1.30% 1.39% 1.73% 1.80% 1.66% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2018 2019 2020 2021 Q2 2022 318% 306% 674% 1,437% 718% 00% 200% 400% 600% 800% 1,000% 1,200% 1,400% 1,600% 2018 2019 2020 2021 Q2 2022 0.33% 0.33% 0.17% 0.09% 0.16% 0.00% 0.20% 0.40% 0.60% 0.80% 2018 2019 2020 2021 Q2 2022 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPAS / ASSETS (%) RESERVES / LOANS (%) RESERVES / NPLS (%) ▪ Solid asset quality based on low levels of nonperforming assets. ▪ Strong reserve levels with a recent trend of declines in criticized loans. ▪ Currently a non - CECL institution with strong credit quality as evidenced ten - year average net charge - offs of 9 bps. NCO/ Avg Loans 0.18% 0.33% 0.03% (0.04)% 0.02%

16 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Other noninterest income consists of service charges on deposit accounts, net gains (losses) on investment securities, and o ther noninterest income. $18,579 $21,075 $22,523 $2,561 $598 $253 $21,140 $21,673 $22,776 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q2 2021 Q1 2022 Q2 2022 Net Interest Income Net Interest Income PPP fees $17,871 $17,646 $16,293 $5,138 $5,326 $5,548 $12,287 $4,931 $6,038 $1,452 $1,567 $1,347 $36,748 $29,470 $29,226 Q2 2021 Q1 2022 Q2 2022 Noninterest Income Retirement and benefits Wealth management Mortgage banking Other(1) Net Interest 5.1% Linked Quarter Income 7.7% Year-over-year Noninterest (0.8)% Linked Quarter Income (20.5)% Year-over-year

17 NET INTEREST MARGIN (NIM) LOAN YIELD (1) /N ET INTEREST MARGIN (1) QUARTERLY HIGHLIGHTS AVERAGE EFFECTIVE FF RATE/COST OF FUNDS (1) 1 – Rates have been annualized for interim periods. Source: Alerus Financial Corporation; Federal Reserve. ▪ Loan yield decreased as a result of a $1.3 million decrease in interest income received from loans compared to Q2 2021. Excluding PPP loan income, interest income received from loans would have increased $972 thousand. ▪ Excluding PPP loans, average loans HFI would have increased $170.8 million compared to Q2 2021. ▪ Net interest margin increased 15 basis points from the Q1 2022 total of 2.83%. ▪ Average effective federal funds rate increased due to a rising interest rate environment. ▪ Average interest - bearing deposits decreased $28.3 million, the largest decrease being commercial transaction accounts. ▪ Average noninterest bearing deposits decreased $48.1 million, the largest decrease being commercial transaction accounts. Interest - bearing synergistic deposits increased $12.3 million. 1.83% 2.16% 0.08% 0.44% 0.97% 0.51% 0.05% 0.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2019 2020 2021 Q2 2022 YTD Average effective FF rate Cost of funds 4.97% 4.35% 4.14% 3.91% 3.65% 3.16% 2.73% 2.86% 0.06% 0.17% 0.04% 3.22% 2.90% 2.91% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2019 2020 2021 Q2 2022 YTD Loan yield NIM ex. PPP Effect of PPP

18 NII AND LOAN FLOORS VARIABLE RATE FLOORS BY INDEX VARIABLE RATE FLOORS QUARTER OVER QUARTER HIGHLIGHTS $ in Millions Balance % of Total Balance Cumulative % of Total Balance No Floors $ 268 37.9% 37.9% Floors Reached 122 17.3% 55.2% 0 - 50 bps to reach floor 76 10.7% 65.9% >50bps to reach floor 241 34.1% 100.0% Total $ 707 100.0% $ in Millions Index Above the Floor At the Floor No Floor Total Total % Prime $ 194 $ 82 $ 45 $ 321 45.4% 1 Month LIBOR – – 143 143 20.2% 12 Month LIBOR 94 2 63 159 22.5% FHLB 5 Year 13 18 13 44 6.2 % Other 16 20 4 40 5.7% Total $ 317 $ 122 $ 268 $ 707 100.0 % Percent of Total 44.8% 17.3% 37.9% 100.0% NET INTEREST INCOME NIM: 2.83% (0.04)% 0.10% 0.10% (0.03) % – % 0.03% 2.98% ▪ Earning asset yields up 19 bps with average loan balances increasing $70.4 million. Largest rate increase was LHFS (58 bps) and Federal Reserve/FHLB stock (52 bps), a result of the increased short - term borrowings. ▪ Borrowing rates were up 118 bps for fed funds purchased due to the overall decrease in deposits. Average balances increased as well due to the borrowed position. ▪ Deposit yields remain flat in the rising interest rate environment.

19 STRONG CORE FUNDING MIX ▪ Commercial transaction accounts totaled $1.1 billion and decreased 11.1% YoY. Consumer transaction accounts totaled $729.1 million and increased 1.3% YoY. ▪ Synergistic deposits, including HSA deposits and those sourced through retirement plans and participants, totaled $586.8 million, with a YTD cost of 0.04%. ▪ CD portfolio is primarily 6 - month flex CD with over 50% held by clients for 10+ years ▪ Stable deposit relationships with 22 - year average tenure on 10 largest depositors. As of June 30, 2022, core deposits totaled $2.6 billion or 97.6% of our total deposits OVERVIEW AS OF JUNE 30, 2022 JUNE 30 , 2022 DEPOSIT FUNDING ($ 2,892MM ) LOW COST OF FUNDS Data YTD as of 06/30/2022. Non - Interest Bearing Deposits 29.2% Money Market & Savings Deposits 38.6% Interest - Bearing Demand Deposits 18.4% Time Deposits 7.7% HSA Deposits 6.1% 0.12% 0.17% 0.21% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Cost of Total Deposits Cost of Interest- Bearing Deposits Total Cost of Funds 2019 2020 2021 Q2 2022 YTD

20 $7,883 $9,214 $9,695 $17,871 $17,646 $16,293 $0 $5,000 $10,000 $15,000 $20,000 Q2 2021 Q1 2022 Q2 2022 Net Income Revenue $31,905 $34,200 $36,733 $31,749 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $29,000 $30,000 $31,000 $32,000 $33,000 $34,000 $35,000 $36,000 $37,000 $38,000 2019 2020 2021 Q2 2022 YTD AUA/AUM Participants RETIREMENT AND BENEFITS OVERVIEW – 8,000 PLANS - NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ▪ RETIREMENT (59%) - Provide recordkeeping and administration services to qualified retirement plans ▪ TRUST CUSTODY & ADVISORY SERVICES (10%) - Provide investment fiduciary services to retirement plans ▪ HEALTH AND WELFARE (11%) - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ ONE ALERUS SYNERGIES • IRA rollovers $70.9 million YTD 06/30/2022 • Deposits $587 million - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Managed accounts • Commercial Banking client expansion ($ in Millions) QUARTERLY RESULTS ($ 000s) 1 1 – Net income before tax and indirect allocations. Net Income: $28,404 $25,720 $31,545 $18,909 Revenue: $63,811 $60,956 $71,709 $33,939 Profit Margin: 44.5% 42.2% 44.0% 55.7% Profit Margin: 44.1% 52.2% 59.5% Recurring annual plan revenue 83% Transaction based revenue 17%

21 $3,010 $3,488 $3,917 $5,138 $5,326 $5,548 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q2 2021 Q1 2022 Q2 2022 Net Income Revenue $3,103 $3,339 $4,040 $4,148 $0 $1,000 $2,000 $3,000 $4,000 2019 2020 2021 Q2 2022 YTD ▪ ADVISORY AND PLANNING SERVICES • Retirement Planning, Tax Planning, Insurance Planning, Wealth Transfer Planning and Business Transition Planning ▪ ASSET MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) QUARTERLY RESULTS 1 ($ 000s) 1 – Net income before tax and indirect allocations. Net Income: $8,314 $9,162 $12,183 $7,406 Revenue: $15,502 $17,451 $21,052 $10,874 Profit Margin: 53.6% 52.2% 57.9% 68.1% Profit Margin: 58.6% 65.5% 70.6% Asset Management 88% Brokerage 9% Insurance & Advisory 3%

22 MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($000s) QUARTERLY RESULT S ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minneapolis, Minnesota ▪ Our Twin Cities originators averaged $58+ million in annual volume over the last three years ▪ YTD 1,187 loans closed, approximately 84% purchase originations, with approximately 92% sourced from the Twin Cities MSA ▪ Q2 2022 96% pull through on secondary market ▪ ONE ALERUS SYNERGIES • Through enhanced technology, digital applications total approximately 90%. Paperless environment eliminated nearly 200,000+ pages printed on a monthly basis • As of June 30, 2022, residential real estate first mortgages excluding construction mortgages totaled $535 million QUARTERLY ORIGINATIONS 1 – Net income before tax and indirect allocations. Purchase: 71.2% 45.2% 51.2% 84.4% Refinance: 28.8% 54.8% 48.8% 15.6% Purchase: 52.5% 70.3% 94.2% Refinance: 47.5% 29.7% 5.8% $863.4 $1,632.5 $1,592.1 $353.6 $83.0 $146.5 $244.0 $102.6 $946.4 $1,779.0 $1,836.1 $456.2 $- $500.0 $1,000.0 $1,500.0 $2,000.0 2019 2020 2021 YTD Q2 2022 Portfolio Sale $465.4 $151.8 $201.8 $80.0 $35.0 $67.6 $545.4 $186.8 $269.4 $- $250.0 $500.0 $750.0 Q2 2021 Q1 2022 Q2 2022 Portfolio Sale Q2 Q3 Q4 Q1 Q2 ($000s) 2021 2021 2021 2022 2022 Orignation and Sale $ 17,803 $ 12,925 $ 9,812 $ 4,935 $ 5,821 Fair Value Changes (5,515) (1,810) (1,846) (4) 217 Total $ 12,288 $ 11,115 $ 7,966 $ 4,931 $ 6,038 Net income (1) $ 2,116 $ 3,151 $ 1,329 $ 620 $ 1,387 Profit Margin 17.2% 28.3% 16.7% 12.6% 23.0% Gain on Sale Margin 3.7% 3.6% 3.2% 2.8% 3.4%

23 $29,881 $25,213 $27,035 $1,918 $2,051 $1,737 $4,958 $4,924 $4,785 $1,509 $1,536 $1,432 $0 $92 $965 $4,284 $4,255 $4,030 $42,550 $38,071 $39,984 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Q2 2021 Q1 2022 Q2 2022 Other(1) Nonrecurring expense(2) Professional Fees and Assessments Business Services, Software and Technology Occupancy and Equipment Compensation and benefits NONINTEREST EXPENSE 1 – Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, tra vel, mortgage and lending, and other noninterest expense. 2 – Nonrecurring expenses consists of merger & acquisition expense and 1x executive recruiting expense. QUARTERLY HIGHLIGHTS YEAR OVER YEAR HIGHLIGHTS ▪ Compensation expense increased as mortgage related incentive compensation expense increased due to the increases in mortgage originations. ▪ Employee benefits expense decreased, driven by seasonally lower payroll taxes and benefits. ▪ Professional fees and assessments increased due to an increase in M&A expenses recorded in Q2. ▪ Occupancy and equipment decreased primarily as a result of FF&E depreciation runoff. ▪ Compensation and benefits decreased as mortgage related incentive compensation declined due to the decrease in mortgage originations. ▪ Other expenses decreased due to a decline in mortgage and lending expenses from a decrease in mortgage originations. ▪ Professional fees and assessments increased due to an increase in M&A expenses recorded in 2022. Noninterest 5.0% Linked quarter Expense (6.0)% Year-over-year

24 12.9% 16.7% 16.8% 18.6% 18.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2018 2019 2020 2021 Q2 2022 7.5% 11.1% 9.2% 9.8% 10.8% 8.9% 12.9% 13.2% 15.1% 14.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 2020 2021 Q2 2022 Tier 1 Leverage Tier 1 Capital STRONG CAPITAL AND SOURCES OF LIQUIDITY TANGIBLE COMMON EQUITY/TANGIBLE ASSETS 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS PRIMARY AND SECONDARY SOURCES OF LIQUIDITY TOTAL RISK BASED CAPITAL Regulatory Capital Minimum to be considered well capitalized. (dollars in thousands) Cash and cash equivalents $37,043 Unencumbered securities – AFS 795,549 FHLB borrowing availability 538,650 Brokered CD capacity 659,013 Fed funds lines 102,000 Total as of 6/30/2022 $2,132,255 Tier 1 Capital Leverage 1 - Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation.” Regulatory Capital Minimum to be considered well capitalized. 6.9% 10.4% 9.3% 9.2% 8.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2018 2019 2020 2021 Q2 2022

25 APPENDIX

26 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO As of 06/30/2022 1 - 4 Residential 1st 28% 1 - 4 Residential Construction 2% 1 - 4 Residential Jr Lien 2% HELOC 5% RE Loans to be Sold 3% C&I 23% Ag Production 1% Other CRE 15% Owner Occupied CRE 10% Ag Land 2% Multifamily 3% Retail Indirect 1% Other Consumer 2% RE Construction 3%

27 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL 1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes PPP and ag production loans. “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information , (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities. “Other Retail Trade” includes the following sub - industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores. Transportation and Warehousing 4% Health Care and Social Assistance 7% Professional, Scientific and Technical Services 6% Manufacturing 13% Real Estate and Rental and Leasing 7% Wholesale Trade 10% Construction 11% Finance and Insurance 13% Other 11% Motor Vehicle and Parts Dealers 9% Food and Beverage Stores 1% Electronics and Appliance Stores 3% Health and Personal Care Services 1% Gasoline Stations 1% Building Material and Garden Equipment and Supplies Dealers 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 18%

28 Office 19% Retail 17% Warehouse 19% Manufacturing 1% Residential Development 1% Commercial Development 1% Mixed Residential/Commercial 1% Mixed Commercial 4% Apartments 12% Medical or Nursing Facilities 7% Commercial/Land Development 13% Ag Land 5% LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE 1 1 – Loans secured by commercial real estate include multifamily loans, ag land, other CRE, owner occupied CRE, and ag production .. Portfolio Avg FICO Avg LTV Serviced 762 65% Non - Serviced 779 25% Junior 756 78% HELOC 796 64% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE Serviced 51% 1 - 4 1st Non - Serviced 4% 1 - 4 Family Jr Liens 3% 1 - 4 Family Revolving 30% 1 - 4 Family Construction 6% Held for Sale 6%

29 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT 1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non - revolving C&I loans, ag prod uction, PPP and loans to public entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 C&I Funded Unfunded Funded% 0% 10% 20% 30% 40% 50% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Home Equity Lines of Credit Funded Unfunded Funded%

30 CHANGES IN THE ALLL BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES (dollars in thousands) Commercial Commercial and industrial $ 8,925 $ 1,856 $ (664) $ 216 $ 10,333 Real estate construction 783 95 — — 878 Commercial real estate 12,376 (1,564) — 22 10,834 Total commercial 22,084 387 (664) 238 22,045 Consumer Residential real estate first mortgage 6,532 (357) — — 6,175 Residential real estate junior lien 1,295 (42) — 214 1,467 Other revolving and installment 481 140 (55) 68 634 Total consumer 8,308 (259) (55) 282 8,276 Unallocated 1,180 (128) — — 1,052 Total $ 31,572 $ — $ (719) $ 520 $ 31,373 Ending Balance Six months ended June 30, 2022 Loan Charge-offs Loan Recoveries Beginning Balance Provision for Loan Losses

31 ALLOCATION BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES (dollars in thousands) Commercial and industrial $ 10,333 25.6% $ 8,925 24.8% Real estate construction 878 2.6% 783 2.3% Commercial real estate 10,834 31.7% 12,376 34.1% Residential real estate first mortgage 6,175 30.1% 6,532 29.1% Residential real estate junior lien 1,467 7.2% 1,295 7.1% Other revolving and installment 634 2.8% 481 2.6% Unallocated 1,052 — 1,180 — Total loans $ 31,373 100.0% $ 31,572 100.0% total loans June 30, 2022 December 31, 2021 Allocated of loans to Allowance total loans Allocated Allowance of loans to Percentage Percentage

32 ALLOCATION BY RISK SEGMENT (DOLLARS IN THOUSANDS) ALLOWANCE FOR LOAN LOSSES As of 6/30/2022. 1 - Unguaranteed balances exclude PPP loans as well as loans that are guaranteed by another government agency. Reserve/ Unguaranteed Reserve/Total Risk Level Loans Loans Pass $ 1,871,490 $ 1,845,312 $ 28,425 1.5% 1.5% Special Mention 5,956 5,956 252 4.2% 4.2% Substandard 8,084 7,397 785 10.6% 9.7% Total Loans Evaluated Collectively 1,885,530 1,858,665 29,462 1.6% 1.6% Total Loans Evaluated Individually 4,713 4,713 859 18.2% 18.2% Unallocated — — 1,052 — — Total 1,890,243 1,863,378 31,373 1.7% 1.7% Amount Total Loans Balance 1 Reserve Unguaranteed

33 FINANCIAL HIGHLIGHTS 1 Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation”. (dollars in thousands, except where otherwise noted) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 June 30, 2022 June 30, 2021 Total Assets 3,157,229 $ 3,175,169 $ 3,392,691 $ 3,336,199 $ 3,295,065 $ 3,295,065 $ 3,157,229 $ Total Loans 1,835,312 1,800,386 1,758,020 1,818,042 1,890,243 1,890,243 1,835,312 Total Deposits 2,710,940 2,713,088 2,920,551 2,892,266 2,619,550 2,619,550 2,710,939 Tangible Common Equity 1 290,510 300,401 307,663 277,818 258,310 258,310 290,510 Net Income 11,694 $ 13,067 $ 12,705 $ 10,184 $ 9,293 $ 19,477 $ 26,909 $ ROAA (%) 1.50 1.62 1.50 1.26 1.14 1.20 1.76 ROATCE(%) 1 17.36 18.13 17.36 14.72 15.25 14.97 20.15 Net Interest Margin (FTE) (%) 2.88 2.78 2.84 2.83 2.98 2.91 3.00 Efficiency Ratio (FTE) (%) 1 71.46 71.49 71.06 72.25 74.72 73.50 68.84 Non-Int. Income/Op. Rev. (%) 63.48 63.04 59.67 57.62 56.20 56.91 64.26 Earnings per common share - diluted 0.66 $ 0.74 $ 0.72 $ 0.57 $ 0.52 $ 1.10 $ 1.52 $ Total Equity/Total Assets (%) 10.91 11.12 10.59 9.85 9.32 9.32 10.91 Tang. Cmn. Equity/Tang. Assets (%) 1 9.36 9.62 9.21 8.46 7.96 7.96 9.36 Loans/Deposits (%) 67.70 66.36 60.19 62.86 72.16 72.16 67.70 NPLs/Loans (%) 0.38 0.35 0.12 0.23 0.23 0.23 0.38 NPAs/Assets (%) 0.25 0.22 0.09 0.15 0.16 0.16 0.25 Allowance/NPLs (%) 485.11 514.79 1,437.05 752.38 717.92 717.92 485.11 Allowance/Loans (%) 1.84 1.78 1.80 1.74 1.66 1.66 1.84 NCOs/Average Loans (%) — (0.06) (0.22) (0.03) 0.07 0.02 0.05 Six months ended Quarterly

34 FINANCIAL HIGHLIGHTS 1 Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation”. (dollars in thousands, 17-'21 except where otherwise noted) 2017 2018 2019 2020 2021 CAGR Total Assets 2,136,081 $ 2,179,070 $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 12.3% Total Loans 1,574,474 1,701,850 1,721,279 1,979,375 1,758,020 2.8% Total Deposits 1,834,962 1,775,096 1,971,316 2,571,993 2,920,551 12.3% Tangible Common Equity 1 125,154 147,152 240,008 274,043 307,663 25.2% Net Income 15,001 $ 25,866 $ 29,540 $ 44,675 $ 52,681 $ 36.9% ROAA (%) 0.75 1.21 1.34 1.61 1.66 ROATCE(%) 1 18.04 21.02 17.46 17.74 18.89 Net Interest Margin (FTE) (%) 3.74 3.84 3.65 3.22 2.90 Efficiency Ratio (FTE) (%) 1 75.36 73.80 73.22 68.40 70.02 Non-Int. Income/Op. Rev. (%) 60.36 57.73 60.50 64.05 62.86 Earnings per common share - diluted 1.07 1.84 1.91 2.52 2.97 Total Equity/Total Assets (%) 8.41 9.04 12.12 10.96 10.59 Tang. Cmn. Equity/Tang. Assets (%) 1 6.01 6.91 10.38 9.27 9.21 Loans/Deposits (%) 85.80 95.87 87.32 76.96 60.19 NPLs/Loans (%) 0.37 0.41 0.45 0.26 0.12 NPAs/Assets (%) 0.30 0.33 0.33 0.17 0.09 Allowance/NPLs (%) 282.04 318.45 305.66 674.13 1,437.05 Allowance/Loans (%) 1.05 1.30 1.39 1.73 1.80 NCOs/Average Loans (%) 0.16 0.18 0.33 0.03 (0.04) Annual

35 NON - GAAP DISCLOSURE RECONCILIATION ($000s, except where otherwise noted) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 June 30, 2022 June 30, 2021 Tangible common equity to tangible assets Total common stockholders' equity 344,391 $ 353,195 $ 359,403 $ 328,505 $ 307,158 $ 307,158 $ 344,391 $ Less: Goodwill 30,201 30,201 31,490 31,490 31,337 31,337 30,201 Less: Other intangible assets 23,680 22,593 20,250 19,197 17,511 17,511 23,680 Tangible common equity (a) 290,510 300,401 307,663 277,818 258,310 258,310 290,510 Total assets 3,157,229 3,175,169 3,392,691 3,336,199 3,295,065 3,295,065 3,157,229 Less: Goodwill 30,201 30,201 31,490 31,490 31,337 31,337 30,201 Less: Other intangible assets 23,680 22,593 20,250 19,197 17,511 17,511 23,680 Tangible assets (b) 3,103,348 3,122,375 3,340,951 3,285,512 3,246,217 3,246,217 3,103,348 Tangible common equity to tangible assets (a)/(b) 9.36% 9.62% 9.21% 8.46% 7.96% 7.96% 9.36% Tangible common equity per common share Total stockholders' equity 344,391 $ 353,195 $ 359,403 $ 328,505 $ 307,158 $ 307,158 $ 344,391 $ Less: Goodwill 30,201 30,201 31,490 31,490 31,337 31,337 30,201 Less: Other intangible assets 23,680 22,593 20,250 19,197 17,511 17,511 23,680 Tangible common equity (c) 290,510 300,401 307,663 277,818 258,310 258,310 290,510 Common shares outstanding (d) 17,198 17,208 17,213 17,289 17,306 17,306 17,198 Tangible common equity per common share (c)/(d) 16.89 $ 17.46 $ 17.87 $ 16.07 $ 14.93 $ 14.93 $ 16.89 $ Return on average tangible common equity Net income 11,694 $ 13,067 $ 12,705 $ 10,184 $ 9,293 $ 19,477 $ 26,909 $ Add: Intangible amortization expense (net of tax) 860 860 832 832 832 1,664 1,769 Net income, excluding intangible amortization (e) 12,554 13,927 13,537 11,016 10,125 21,141 28,678 Average total equity 339,439 353,196 357,084 350,545 312,515 331,425 336,830 Less: Average goodwill 30,201 30,201 30,930 31,490 31,488 31,489 30,201 Less: Average other intangible assets (net of tax) 19,123 18,272 16,843 15,569 14,737 15,151 19,556 Average tangible common equity (f) 290,115 304,723 309,311 303,486 266,290 284,785 287,073 Return on average tangible common equity (e)/(f) 17.36% 18.13% 17.36% 14.72% 15.25% 14.97% 20.15% Efficiency Ratio Noninterest expense 42,550 $ 42,041 $ 41,276 $ 38,071 $ 39,984 $ 78,055 $ 85,592 $ Less: Intangible amortization expense 1,088 1,088 1,053 1,053 1,053 2,106 2,239 Adjusted noninterest expense (i) 41,462 40,953 40,223 37,018 38,931 75,949 83,353 Net interest income 21,140 21,132 22,789 21,673 22,776 44,449 43,178 Noninterest income 36,748 36,040 33,718 29,470 29,226 58,696 77,629 Tax-equivalent adjustment 135 115 99 94 100 194 278 Total tax-equivalent revenue(j) 58,023 57,287 56,606 51,237 52,102 103,339 121,085 Efficiency ratio (i)/(j) 71.46% 71.49% 71.06% 72.25% 74.72% 73.50% 68.84% Six months ended Quarterly

36 NON - GAAP DISCLOSURE RECONCILIATION (dollars in thousands, except where otherwise noted ) Annual 2017 2018 2019 2020 2021 Tangible common equity to tangible assets Total common stockholders' equity $ 179,594 $ 196,954 $ 285,728 $ 330,163 $ 359,403 Less: Goodwill 27,329 27,329 27,329 30,201 31,490 Less: Other intangible assets 27,111 22,473 18,391 25,919 20,250 Tangible common equity (a) 125,154 147,152 240,008 274,043 307,663 Total assets 2,136,081 2,179,070 2,356,878 3,013,771 3,392,691 Less: Goodwill 27,329 27,329 27,329 30,201 31,490 Less: Other intangible assets 27,111 22,473 18,391 25,919 20,250 Tangible assets (b) 2,081,641 2,129,268 2,311,158 2,957,651 3,340,951 Tangible common equity to tangible assets (a)/(b) 6.01% 6.91% 10.38% 9.27% 9.21 % Tangible common equity per common share Total stockholders' equity $ 179,594 $ 196,954 $ 285,728 $ 330,163 $ 359,403 Less: Goodwill 27,329 27,329 27,329 30,201 31,490 Less: Other intangible assets 27,111 22,473 18,391 25,919 20,250 Tangible common equity (c) 125,154 147,152 240,008 274,043 307,663 Common shares outstanding (d) 13,699 13,775 17,050 17,125 17,213 Tangible common equity per common share (c)/(d) $ 9.14 $ 10.68 $ 14.08 $ 16.00 $ 17.87 Return on average tangible common equity Net income $ 15,001 $ 25,866 $ 29,540 $ 44,675 $ 52,681 Add: Intangible amortization expense (net of tax) 3,655 3,664 3,224 3,129 3,460 Remeasurement due to tax reform 4,818 — — — — Net income, excluding intangible amortization (e) 23,474 29,530 32,764 47,804 56,141 Average total equity 176,779 187,341 231,084 310,208 346,059 Less: Average goodwill 27,329 27,329 27,329 27,439 30,385 Less: Average other intangible assets (net of tax) 19,358 19,522 16,101 13,309 18,548 Average tangible common equity (f) 130,092 140,490 187,654 269,460 297,126 Return on average tangible common equity (e)/(f) 18.04% 21.02% 17.46% 17.74% 18.89 % Efficiency Ratio Noninterest expense $ 134,920 $ 136,325 $ 142,537 $ 163,799 $ 168,909 Less: Intangible amortization expense 5,623 4,638 4,081 3,961 4,380 Adjusted noninterest expense (g) 129,297 131,687 138,456 159,838 164,529 Net interest income 67,670 75,224 74,551 83,846 87,099 Noninterest income 103,045 102,749 114,194 149,371 147,387 Tax equivalent adjustment 865 462 347 455 492 Total tax equivalent revenue (h) 171,580 178,435 189,092 233,672 234,978 Efficiency ratio (g)/(h) 75.36% 73.80% 73.22% 68.40% 70.02%